EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Sierra Resource Group, Inc. (the "Company") on Form 10-Q/A for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Andre, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: December 24, 2008




                                            By: /s/ PAUL W. ANDRE
                                                ___________________________
                                                    Paul W. Andre
                                                    Treasurer and
                                                    Chief Financial Officer